SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15d of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest
event reported) September 27, 2000

WLR Foods, Inc.
(Exact name of Registrant as specified in its charter)

Virginia 0-17060 54-1295923
(State of (Commission File (IRS Employer Iden-
Incorporation) Number) tification No.)

P.O. Box 7000 22815
Broadway, Virginia (Zip Code)
(Address of Principal executive offices)

(540) 896-7001
(Registrant's telephone number,
including area code)

Form 8-K filed with the Securities and Exchange Commission on September 28, 2000 is hereby amended to reflect the deletion of Exhibit A, Articles of Incorporation of the Surviving Corporation, from Exhibit 2 to the Form 8-K, Agreement and Plan of Merger dated September 27, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

WLR FOODS, INC.

October 17, 2000     By: /s/ Dale S. Lam
           Date                     Dale S. Lam
                                 Chief Financial Officer and
                                 Vice President of Finance

Exhibit 2          Agreement and Plan of Merger dated September 27, 2000